SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                December 20, 2001



                    CITY INVESTING COMPANY LIQUIDATING TRUST
             (Exact name of registrant as specified in its charter)



Delaware                       0-13881                   13-6859211
(State or other                (Commission File          (IRS Employer
jurisdiction of                Number)                   Identification No.)
incorporation)


99 University Place, 7th Floor, New York, NY 10003-4528
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (212)
473-1918


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Item 5.  Other Events.

          On December 20, 2001, the Registrant issued a press release announcing an active program to rationalize its remaining assets and contingent liabilities with a view to distributing its remaining funds to Unit holders as promptly as possible.

          The foregoing summary of the attached press release is qualified in its entirety by the complete text of such document, a copy of which is attached hereto.

Item 7.  Financial Statements and Exhibits.

          (c) Exhibits

              (20) Press Release



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CITY INVESTING COMPANY
                                       LIQUIDATING TRUST (Registrant),

                                         by
                                            /s/ L. Mantell
                                            ---------------------------------
                                            LESTER J. MANTELL
                                                Trustee


Date:  December 20, 2001


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                                  Exhibit Index


Exhibit No.                                                    Page No.
-----------                                                    --------

  (20)            Press Release of the Registrant                  4
                  dated December 20, 2001